Exhibit 99.2

Financial Supplement

June 30, 2004

Investor Contact Helen M. Wilson Phone: (441) 299-9283	This report is for informational purposes only. It should be read in conjuction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Fax: (441) 292-8675
email: investorrelations@ace.bm	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements concerning exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience which differs from the Company’s assumptions, uncertainties in the reserving or settlement process, new theories of liability, planned public offerings, judicial and legislative developments, litigation tactics, and credit developments among reinsurers and the Company’s forward-looking statements concerning taxes could be affected by changes in tax laws and regulations. Other factors that could affect forward-looking statements are identified in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, the Company’s quarterly reports on Form 10-Q and in the Company’s earnings press release, which are available on the Company’s website.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2-3
	- Computation of Basic and Diluted Earnings Per Share	4
	- Summary Consolidated Balance Sheets	5
	- Consolidated Premiums by Line of Business	6
	- Consolidating Statement of Operations	7-8

III.	Segment Results
	- Insurance-North American	9
	- Insurance-Overseas General	10-11
	- Global Reinsurance	12-13
	- Financial Services	14-15

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	16
	- Asbestos and Environmental Reserves	17
	- Reinsurance Recoverable Analysis	18-21
	- Investment Portfolio	22-23
	- Realized and Unrealized Gains (Losses)	24
	- Capital Structure	25

V.	Other Disclosures
	- Non-GAAP Financial Measures	26
	- Diluted Book Value per Ordinary Share	27
	- Comprehensive Income	28
	- Glossary	29

ACE Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

	Three months ended June 30		% Change 2Q-04 vs. 2Q-03	Six months ended June 30		% Change YTD -04 vs. YTD-03
	2004	2003		2004	2003
Gross premiums written	$4,040	$3,405	19%	$8,456	$7,518	12%

Net premiums written	$2,867	$2,406	19%	$6,105	$5,336	14%

Net premiums earned	$2,788	$2,306	21%	$5,388	$4,378	23%

Net investment income	$236	$211	12%	$474	$417	14%

Income excluding net realized gains (losses)	$380	$286	33%	$791	$565	40%

Net income	$413	$371	11%	$860	$618	39%

Comprehensive income	$(135)	$646	-121%	$446	$991	-55%

Operating cash flow	$1,108	$978	13%	$2,280	$1,578	44%

Combined ratio
Loss and loss expense ratio	63.1%	64.5%		61.8%	63.9%
Underwriting and administrative expense ratio	25.6%	27.2%		26.0%	27.2%

Combined ratio	88.7%	91.7%		87.8%	91.1%

Annualized ROE*	16.9%	15.6%		18.1%	15.7%
Annualized ROE, excluding FAS 115	17.7%	17.2%		18.9%	17.4%

Diluted earnings per share
Income excluding net realized gains (losses)	$1.29	$1.01	28%	$2.70	$2.04	32%
Net income	$1.41	$1.32	7%	$2.94	$2.23	32%

Diluted book value per ordinary share	$30.46	$27.24	12%	$30.46	$27.24	12%
Diluted tangible book value per ordinary share	$21.61	$17.91	21%	$21.61	$17.91	21%

Weighted average diluted ordinary shares outstanding	285.4	275.2	4%	285.0	270.7	5%

Debt/ total capitalization	19.8%	18.0%		19.8%	18.0%

*	Calculated using income excluding net realized gains (losses).

Financial Highlights	Page 1

ACE Limited

Consolidated Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	2Q-04	1Q-04	4Q-03	3Q-03	2Q-03	YTD 2004	YTD 2003	Full Year 2003
ACE Limited Consolidated
Property and Casualty(1)
Gross premiums written	$3,969	$4,155	$3,330	$3,295	$3,241	$8,124	$6,773	$13,398
Net premiums written	2,798	2,979	2,250	2,154	2,230	5,777	4,587	8,991
Net premiums earned	2,600	2,370	2,307	2,146	2,049	4,970	3,864	8,317
Losses and loss expenses	1,636	1,456	1,429	1,375	1,298	3,092	2,420	5,224
Policy acquisition costs	381	349	363	321	315	730	596	1,280
Administrative expenses	298	290	295	271	266	588	507	1,073

P& C underwriting income	$285	$275	$220	$179	$170	$560	$341	$740

Financial Services underwriting income	26	58	4	22	17	84	36	62
Life underwriting income (loss) excluding investment income	3	3	(2)	(4)	(5)	6	(10)	(16)
Net investment income	236	238	228	216	211	474	417	861
Other income (expense)	(6)	(17)	(19)	(3)	1	(23)	(5)	(27)
Interest expense	47	44	44	45	43	91	88	177
Income tax expense	117	102	59	61	65	219	126	246

Income excluding net realized gains (losses)	$380	$411	$328	$304	$286	$791	$565	$1,197

Net realized gains (losses)	43	57	128	57	107	100	67	252
Tax benefit (expense) on net realized gains (losses)	(10)	(21)	(12)	(6)	(22)	(31)	(14)	(32)

Net income	$413	$447	$444	$355	$371	$860	$618	$1,417

% Change versus prior year period(1)
Gross premiums written	22%	18%	13%	11%	25%	20%	31%	21%
Net premiums written	25%	26%	32%	27%	46%	26%	52%	40%
Net premiums earned	27%	31%	41%	44%	55%	29%	60%	50%

Other ratios
Net premiums written/gross premiums written	70%	72%	68%	65%	69%	71%	68%	67%
Effective tax rate	24%	20%	15%	17%	19%	22%	18%	17%

ROE
Annualized ROE	16.9%	18.7%	15.8%	15.2%	15.6%	18.1%	15.7%	15.8%
Annualized ROE, excluding FAS 115	17.7%	20.4%	17.3%	16.8%	17.2%	18.9%	17.4%	17.2%

(1)	Property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.

Consolidated Results	Page 2

ACE Limited

Consolidated Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	2Q-04	1Q-04	4Q-03	3Q-03	2Q-03	YTD 2004	YTD 2003	Full Year 2003
ACE Limited Consolidated
Combined ratio
Loss and loss expense ratio	63.1%	60.5%	66.8%	64.6%	64.5%	61.8%	63.9%	65.0%
Policy acquisition cost ratio	14.3%	14.1%	13.6%	14.4%	14.6%	14.2%	14.5%	14.2%
Administrative expense ratio	11.3%	12.3%	11.5%	12.4%	12.6%	11.8%	12.7%	12.3%

Combined ratio	88.7%	86.9%	91.9%	91.4%	91.7%	87.8%	91.1%	91.5%

	2Q-04	1Q-04	4Q-03	3Q-03	2Q-03	YTD 2004	YTD 2003	Full Year 2003
Property and Casualty (1)
Combined ratio
Loss and loss expense ratio	62.9%	61.5%	61.9%	64.0%	63.4%	62.2%	62.6%	62.8%
Policy acquisition cost ratio	14.6%	14.7%	15.8%	15.0%	15.3%	14.7%	15.4%	15.4%
Administrative expense ratio	11.5%	12.2%	12.8%	12.6%	13.0%	11.8%	13.1%	12.9%

Combined ratio	89.0%	88.4%	90.5%	91.6%	91.7%	88.7%	91.1%	91.1%

Large losses and other items
Catastrophe and other large losses	$—	$—	$35	$42	$30	$—	$35	$112
Prior period development(2)	$25	$(6)	$14	$62	$21	$19	$45	$121

(1)	Property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.
(2)	See Financial Services schedule for prior period development related to that segment.

Consolidated Results 2	Page 3

ACE Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended June 30		Six months ended June 30
	2004	2003	2004	2003
Numerator
Income excluding net realized gains (losses)	$380	$286	$791	$565
Perpetual preferred dividend	(11)	(4)	(22)	(4)
Mezzanine equity dividend	—	(3)	—	(10)

Income to ordinary shares, excl. net realized gains (losses)	369	279	769	551
Net realized gains (losses), net of income tax	33	85	69	53

Net income available to the holders of ordinary shares	$402	$364	$838	$604

Rollforward of ordinary shares
Ordinary shares - beginning of period	282,714,909	264,491,819	279,897,193	262,679,356
Mezzanine equity conversion	—	11,814,274	—	11,814,274
Issued under employee stock purchase plan	(2)	346	125,629	136,149
Stock (cancelled) granted	(347,919)	(438,707)	911,686	1,054,140
Issued for option exercises	1,237,457	1,887,558	2,669,937	2,071,371

Ordinary shares - end of period	283,604,445	277,755,290	283,604,445	277,755,290

Denominator
Weighted average shares outstanding	280,007,156	268,260,244	279,477,772	264,957,203
Effect of other dilutive securities	5,364,008	6,972,095	5,560,172	5,761,774

Adj. wtd. avg. shares outstanding and assumed conversions	285,371,164	275,232,339	285,037,944	270,718,977

Basic earnings per share
Income excluding net realized gains (losses)	$1.32	$1.04	$2.75	$2.08
Net realized gains (losses)	0.11	0.31	0.24	0.20

Net income	$1.43	$1.35	$2.99	$2.28

Diluted earnings per share
Income excluding net realized gains (losses)	$1.29	$1.01	$2.70	$2.04
Net realized gains (losses)	0.12	0.31	0.24	0.19

Net income	$1.41	$1.32	$2.94	$2.23

Earnings per share	Page 4

ACE Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

	June 30 2004	March 31 2004	December 31 2003
	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$18,348	$19,920	$18,645
Equity securities, at fair value	953	539	544
Securities on loan, at fair value	1,515	1,183	684
Short-term investments	4,040	3,290	2,928
Other investments	1,216	643	645
Cash	663	614	562

Total investments and cash	26,735	26,189	24,008

Insurance and reinsurance balances receivable	3,567	3,493	2,837
Reinsurance recoverable	14,374	14,062	14,081
Deferred policy acquisition costs	969	1,108	1,005
Prepaid reinsurance premiums	1,652	1,578	1,372
Goodwill	2,614	2,699	2,711
Deferred tax assets	1,115	997	1,090
Other assets	2,625	2,352	2,449

Total assets	$53,651	$52,478	$49,553

Liabilities
Unpaid losses and loss expenses	$28,224	$27,697	$27,155
Unearned premiums	6,555	6,930	6,051
Future policy benefits for life and annuity contracts	505	496	492
Insurance and reinsurance balances payable	2,280	2,145	1,903
Deposit liabilities	221	217	212
Securities lending collateral	1,542	1,208	698
Payable for investments purchased	726	570	369
Accounts payable, accrued expenses and other liabilities	1,496	1,436	1,468
Short-term debt	546	546	546
Long-term debt	1,849	1,349	1,349
Trust preferred securities	487	487	475

Total liabilities	44,431	43,081	40,718

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	8,915	8,543	8,115
Accumulated other comprehensive income (AOCI)	305	854	720

Total shareholders’ equity	9,220	9,397	8,835

Total liabilities and shareholders’ equity	$53,651	$52,478	$49,553

Diluted book value per ordinary share	$30.46	$31.36	$29.46
Diluted tangible book value per ordinary share	$21.61	$22.41	$20.25

Consol Bal Sheet	Page 5

ACE Limited

Consolidated Premiums by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	2Q-04	% of Total Consolidated	2Q-03	% of Total Consolidated	% Change 2Q-04 vs. 2Q-03	YTD 2004	% of Total Consolidated	YTD 2003	% of Total Consolidated	% Change YTD-04 vs. YTD-03
ACE Limited Consolidated
Net premiums written
Property and all other	$966	34%	$907	38%	7%	$1,964	32%	$1,811	34%	8%
Casualty	1,534	54%	1,076	45%	43%	3,232	53%	2,279	43%	42%
Personal accident	298	10%	247	10%	21%	581	9%	497	9%	17%

Total P&C	2,798	98%	2,230	93%	25%	5,777	94%	4,587	86%	26%

Global Re - life	55	2%	44	2%	25%	106	2%	91	2%	16%
Financial Services	14	0%	132	5%	-89%	222	4%	658	12%	-66%

Total Consolidated	$2,867	100%	$2,406	100%	19%	$6,105	100%	$5,336	100%	14%

Net premiums earned

Property and all other	$859	31%	$821	35%	5%	$1,611	30%	$1,549	35%	4%
Casualty	1,450	52%	1,005	44%	44%	2,813	52%	1,875	43%	50%
Personal accident	291	10%	223	10%	30%	546	10%	440	10%	24%

Total P&C	2,600	93%	2,049	89%	27%	4,970	92%	3,864	88%	29%

Global Re - life	54	2%	42	2%	29%	105	2%	90	2%	17%
Financial Services	134	5%	215	9%	-38%	313	6%	424	10%	-26%

Total Consolidated	$2,788	100%	$2,306	100%	21%	$5,388	100%	$4,378	100%	23%

P&C Line of Business	Page 6

ACE Limited

Consolidating Statement of Operations

Three months ended June 30, 2004 and 2003

(in millions of U.S. dollars)

(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
June 30, 2004
Gross premiums written	$2,102	$1,500	$367	$—	$3,969	$15	$3,984
Net premiums written	1,329	1,105	364	—	2,798	14	2,812
Net premiums earned	1,178	1,076	346	—	2,600	134	2,734
Losses and loss expenses	837	625	174	—	1,636	89	1,725
Policy acquisition costs	111	196	74	—	381	9	390
Administrative expenses	115	139	15	29	298	10	308

Underwriting income (loss)	115	116	83	(29)	285	26	311

Life underwriting income (includes investment income)	—	—	11	—	11	—	11
Net investment income - property and casualty	107	55	29	1	192	36	228
Other income (expense)	(3)	(4)	—	1	(6)	—	(6)
Interest expense	5	—	—	41	46	1	47
Income tax expense (benefit)	61	60	1	(15)	107	10	117

Income (loss) excluding net realized gains (losses)	153	107	122	(53)	329	51	380

Net realized gains (losses)	31	3	12	29	75	(32)	43
Tax benefit (expense) on net realized gains (losses)	(8)	(1)	—	—	(9)	(1)	(10)

Net income (loss)	$176	$109	$134	$(24)	$395	$18	$413

June 30, 2003
Gross premiums written	$1,648	$1,244	$349	$—	$3,241	$118	$3,359
Net premiums written	969	916	345	—	2,230	132	2,362
Net premiums earned	920	860	269	—	2,049	215	2,264
Losses and loss expenses	637	518	143	—	1,298	161	1,459
Policy acquisition costs	101	163	51	—	315	17	332
Administrative expenses	102	121	14	29	266	20	286

Underwriting income (loss)	80	58	61	(29)	170	17	187

Life underwriting income	—	—	3	—	3	—	3
Net investment income - property and casualty	101	37	21	(5)	154	49	203
Other income (expense)	—	—	—	—	—	1	1
Interest expense	5	—	—	37	42	1	43
Income tax expense (benefit)	42	25	3	(13)	57	8	65

Income (loss) excluding net realized gains (losses)	134	70	82	(58)	228	58	286

Net realized gains (losses)	25	2	13	(5)	35	72	107
Tax benefit (expense) on net realized gains (losses)	(3)	—	1	—	(2)	(20)	(22)

Net income (loss)	$156	$72	$96	$(63)	$261	$110	$371

Segment 2004 Qtr	Page 7

ACE Limited

Consolidating Statement of Operations

Six months ended June 30, 2004 and 2003

(in millions of U.S. dollars)

(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
June 30, 2004
Gross premiums written	$4,007	$3,174	$943	$—	$8,124	$223	$8,347
Net premiums written	2,541	2,303	933	—	5,777	222	5,999
Net premiums earned	2,185	2,110	675	—	4,970	313	5,283
Losses and loss expenses	1,533	1,226	333	—	3,092	175	3,267
Policy acquisition costs	212	380	138	—	730	20	750
Administrative expenses	218	277	34	59	588	34	622

Underwriting income (loss)	222	227	170	(59)	560	84	644

Life underwriting income (includes investment income)	—	—	22	—	22	—	22
Net investment income - property and casualty	211	103	56	(1)	369	89	458
Other income (expense)	(6)	(7)	—	1	(12)	(11)	(23)
Interest expense	10	—	—	78	88	3	91
Income tax expense (benefit)	116	104	4	(28)	196	23	219

Income (loss) excluding net realized gains (losses)	301	219	244	(109)	655	136	791

Net realized gains (losses)	83	27	2	15	127	(27)	100
Tax benefit (expense) on net realized gains (losses)	(15)	(8)	—	—	(23)	(8)	(31)

Net income (loss)	$369	$238	$246	$(94)	$759	$101	$860

June 30, 2003

Gross premiums written	$3,312	$2,650	$811	$—	$6,773	$650	$7,423
Net premiums written	1,902	1,897	788	—	4,587	658	5,245
Net premiums earned	1,673	1,674	517	—	3,864	424	4,288
Losses and loss expenses	1,149	1,012	259	—	2,420	322	2,742
Policy acquisition costs	184	315	97	—	596	28	624
Administrative expenses	190	235	29	53	507	38	545

Underwriting income (loss)	150	112	132	(53)	341	36	377

Life underwriting income	—	—	5	—	5	—	5
Net investment income - property and casualty	202	72	40	(12)	302	100	402
Other income (expense)	(6)	(1)	1	—	(6)	1	(5)
Interest expense	11	—	—	74	85	3	88
Income tax expense (benefit)	81	48	7	(27)	109	17	126

Income (loss) excluding net realized gains (losses)	254	135	171	(112)	448	117	565

Net realized gains (losses)	7	(11)	16	(14)	(2)	69	67
Tax benefit (expense) on net realized gains (losses)	—	5	1	—	6	(20)	(14)

Net income (loss)	$261	$129	$188	$(126)	$452	$166	$618

Segment 2004 YTD	Page 8

ACE Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	2Q-04	1Q-04	4Q-03	3Q-03	2Q-03	YTD 2004	YTD 2003	Full Year 2003
Insurance - North American
Gross premiums written	$2,102	$1,905	$1,764	$1,819	$1,648	$4,007	$3,312	$6,895
Net premiums written	1,329	1,212	1,048	1,065	969	2,541	1,902	4,015
Net premiums earned	1,178	1,007	991	990	920	2,185	1,673	3,654
Losses and loss expenses	837	696	660	712	637	1,533	1,149	2,521
Policy acquisition costs	111	101	108	95	101	212	184	387
Administrative expenses	115	103	109	103	102	218	190	402

Underwriting income	115	107	114	80	80	222	150	344

Net investment income	107	104	103	98	101	211	202	403
Other income (expense)	(3)	(3)	(8)	—	—	(6)	(6)	(14)
Interest expense	5	5	6	5	5	10	11	22
Income tax expense (benefit)	61	55	50	48	42	116	81	179

Income excluding net realized gains (losses)	153	148	153	125	134	301	254	532

Net realized gains (losses)	31	52	24	8	25	83	7	39
Tax benefit (expense) on net realized gains (losses)	(8)	(7)	—	—	(3)	(15)	—	—

Net income	$176	$193	$177	$133	$156	$369	$261	$571

Combined ratio
Loss and loss expense ratio	71.1%	69.1%	66.6%	71.9%	69.2%	70.2%	68.7%	69.0%
Policy acquisition cost ratio	9.5%	10.0%	10.9%	9.6%	10.9%	9.7%	11.0%	10.6%
Administrative expense ratio	9.7%	10.3%	11.1%	10.4%	11.1%	10.0%	11.3%	11.0%

Combined ratio	90.3%	89.4%	88.6%	91.9%	91.2%	89.9%	91.0%	90.6%

Large losses and other items
Large losses (before tax)	$—	$—	$—	$20	$—	$—	$—	$20
Prior period development	$42	$15	$14	$30	$22	$57	$47	$91

% Change versus prior year period
Gross premiums written	28%	14%	8%	2%	15%	21%	23%	13%
Net premiums written	37%	30%	28%	23%	35%	34%	54%	38%
Net premiums earned	28%	34%	34%	51%	52%	31%	55%	48%

Other ratios
Net premiums written/gross premiums written	63%	64%	59%	59%	59%	63%	57%	58%

Insurance-North American	Page 9

ACE Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	2Q-04	1Q-04	4Q-03	3Q-03	2Q-03	YTD 2004	YTD 2003	Full Year 2003
Insurance - Overseas General
Gross premiums written	$1,500	$1,674	$1,341	$1,200	$1,244	$3,174	$2,650	$5,191
Net premiums written	1,105	1,198	982	872	916	2,303	1,897	3,751
Net premiums earned	1,076	1,034	1,007	882	860	2,110	1,674	3,563
Losses and loss expenses	625	601	603	529	518	1,226	1,012	2,144
Policy acquisition costs	196	184	197	170	163	380	315	682
Administrative expenses	139	138	130	121	121	277	235	486

Underwriting income	$116	$111	$77	$62	$58	$227	$112	$251

Net investment income	55	48	44	39	37	103	72	155
Other income (expense)	(4)	(3)	(3)	(3)	—	(7)	(1)	(7)
Interest expense	—	—	—	—	—	—	—	—
Income tax expense	60	44	24	12	25	104	48	84

Income excluding net realized gains (losses)	$107	$112	$94	$86	$70	$219	$135	$315

Net realized gains (losses)	3	24	1	4	2	27	(11)	(6)
Tax benefit (expense) on net realized gains (losses)	(1)	(7)	—	—	—	(8)	5	5

Net income	$109	$129	$95	$90	$72	$238	$129	$314

Combined ratio
Loss and loss expense ratio	58.1%	58.1%	59.8%	59.9%	60.3%	58.1%	60.5%	60.2%
Policy acquisition cost ratio	18.2%	17.9%	19.6%	19.3%	18.9%	18.0%	18.8%	19.2%
Administrative expense ratio	13.0%	13.3%	12.9%	13.7%	14.0%	13.1%	14.0%	13.6%

Combined ratio	89.3%	89.3%	92.3%	92.9%	93.2%	89.2%	93.3%	93.0%

Large losses and other items
Large losses (before tax)	$—	$—	$—	$10	$—	$—	$—	$10
Prior period development	$(4)	$(8)	$11	$35	$12	$(12)	$11	$57

% Change versus prior year period
Gross premiums written	21%	19%	11%	19%	32%	20%	39%	26%
Net premiums written	21%	22%	23%	26%	49%	21%	54%	38%
Net premiums earned	25%	27%	50%	36%	52%	26%	56%	49%

Other ratios
Net premiums written/gross premiums written	74%	72%	73%	73%	74%	73%	72%	72%

Insurance-Overseas General	Page 10

ACE Limited

Segment Results - Consecutive Quarters - 2

(in millions of U.S. dollars)

(Unaudited)

	2Q-04	1Q-04	4Q-03	3Q-03	2Q-03	YTD 2004	YTD 2003	Full Year 2003
Insurance - Overseas General
Gross premiums written
ACE Global Markets	$424	$391	$458	$351	$422	$815	$768	$1,577
ACE International	1,076	1,283	883	849	822	2,359	1,882	3,614

Total	$1,500	$1,674	$1,341	$1,200	$1,244	$3,174	$2,650	$5,191

Net premiums written
ACE Global Markets	$315	$272	$294	$253	$295	$587	$551	$1,098
ACE International	790	926	688	619	621	1,716	1,346	2,653

Total	$1,105	$1,198	$982	$872	$916	$2,303	$1,897	$3,751

Net premiums earned
ACE Global Markets	$286	$280	$295	$244	$256	$566	$504	$1,043
ACE International	790	754	712	638	604	1,544	1,170	2,520

Total	$1,076	$1,034	$1,007	$882	$860	$2,110	$1,674	$3,563

Net premiums written/gross premiums written
ACE Global Markets	74.3%	69.6%	64.2%	72.1%	69.9%	72.0%	71.7%	69.6%
ACE International	73.4%	72.2%	77.9%	72.9%	75.5%	72.7%	71.5%	73.4%

Total NPW/GPW	73.7%	71.6%	73.2%	72.7%	73.6%	72.6%	71.6%	72.3%

Loss ratio
ACE Global Markets	60.7%	60.6%	63.2%	61.2%	61.4%	60.7%	61.3%	61.8%
ACE International	57.1%	57.2%	58.4%	59.4%	59.8%	57.2%	60.1%	59.5%

Total loss ratio	58.1%	58.1%	59.8%	59.9%	60.3%	58.1%	60.5%	60.2%

Expense ratio
ACE Global Markets	31.4%	33.0%	33.1%	35.7%	35.7%	32.2%	36.3%	35.3%
ACE International	31.0%	30.4%	32.3%	32.0%	31.7%	30.7%	31.4%	31.8%

Total expense ratio	31.2%	31.2%	32.5%	33.0%	32.9%	31.1%	32.8%	32.8%

Combined ratio
ACE Global Markets	92.1%	93.6%	96.3%	96.9%	97.1%	92.9%	97.6%	97.1%
ACE International	88.1%	87.6%	90.7%	91.4%	91.5%	87.9%	91.5%	91.3%

Total combined ratio	89.3%	89.3%	92.3%	92.9%	93.2%	89.2%	93.3%	93.0%

Insurance-Overseas General 2	Page 11

ACE Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	2Q-04	1Q-04	4Q-03	3Q-03	2Q-03	YTD 2004	YTD 2003	Full Year 2003
Global Reinsurance

Property and casualty
Gross premiums written	$367	$576	$225	$276	$349	$943	$811	$1,312
Net premiums written	364	569	220	217	345	933	788	1,225
Net premiums earned	346	329	309	274	269	675	517	1,100
Losses and loss expenses	174	159	166	134	143	333	259	559
Policy acquisition costs	74	64	58	56	51	138	97	211
Administrative expenses	15	19	17	16	14	34	29	62

P&C underwriting income	83	87	68	68	61	170	132	268

Life
Gross premiums written	56	53	49	49	46	109	95	193
Net premiums written	55	51	47	47	44	106	91	185
Net premiums earned	54	51	48	46	42	105	90	184
Losses and loss expenses	44	42	44	45	44	86	92	181
Policy acquisition costs	6	5	5	5	2	11	6	16
Administrative expenses	1	1	1	—	1	2	2	3
Net investment income	8	8	8	10	8	16	15	33

Life underwriting income	11	11	6	6	3	22	5	17

Total underwriting income	94	98	74	74	64	192	137	285
Net investment income - property and casualty	29	27	24	23	21	56	40	87
Other income (expense)	—	—	1	1	—	—	1	3
Interest expense	—	—	—	—	—	—	—	—
Income tax expense	1	3	4	3	3	4	7	14

Income excluding net realized gains (losses)	122	122	95	95	82	244	171	361

Net realized gains (losses)	12	(10)	8	10	13	2	16	34
Tax benefit (expense) on net realized gains (losses)	—	—	(1)	—	1	—	1	—

Net income	$134	$112	$102	$105	$96	$246	$188	$395

P&C combined ratio
Loss and loss expense ratio	50.2%	48.5%	53.9%	48.9%	53.1%	49.4%	50.0%	50.9%
Policy acquisition cost ratio	21.4%	19.4%	18.9%	20.4%	18.8%	20.4%	18.7%	19.2%
Administrative expense ratio	4.5%	5.6%	5.5%	5.7%	5.3%	5.0%	5.7%	5.6%

P&C combined ratio	76.1%	73.5%	78.3%	75.0%	77.2%	74.8%	74.4%	75.7%

Large losses and other items
Large losses (before tax)	$—	$—	$35	$12	$30	$—	$35	$82
Prior period development	$(13)	$(13)	$(11)	$(3)	$(13)	$(26)	$(13)	$(27)

Global Reinsurance	Page 12

ACE Limited

Segment Results - Consecutive Quarters - 2

(in millions of U.S. dollars)

(Unaudited)

	2Q-04	1Q-04	4Q-03	3Q-03	2Q-03	YTD 2004	YTD 2003	Full Year 2003
Global Reinsurance -Property & Casualty

% Change versus prior year period
Gross premiums written	5%	25%	99%	48%	63%	16%	38%	48%
Net premiums written	6%	28%	134%	66%	75%	18%	43%	58%
Net premiums earned	29%	33%	42%	41%	79%	31%	95%	62%

Other ratios
Net premiums written/gross premiums written	99%	99%	98%	79%	99%	99%	97%	93%

Global Reinsurance - By Division

Gross premiums written
Tempest Europe	$60	$126	$63	$60	$97	$186	$220	$343
Tempest USA	224	253	148	147	133	477	233	528
Tempest Bermuda	83	197	14	69	119	280	358	441

Total	$367	$576	$225	$276	$349	$943	$811	$1,312

Net premiums written
Tempest Europe	$54	$122	$53	$52	$94	$176	$209	$314
Tempest USA	224	252	148	144	132	476	231	523
Tempest Bermuda	86	195	19	21	119	281	348	388

Total	$364	$569	$220	$217	$345	$933	$788	$1,225

Net premiums earned
Tempest Europe	$75	$75	$72	$55	$63	$150	$132	$259
Tempest USA	189	169	138	127	112	358	198	463
Tempest Bermuda	82	85	99	92	94	167	187	378

Total	$346	$329	$309	$274	$269	$675	$517	$1,100

Net premiums written/gross premiums written
Tempest Europe	90%	97%	84%	87%	97%	95%	95%	92%
Tempest USA	100%	100%	100%	98%	99%	100%	99%	99%
Tempest Bermuda	104%	99%	136%	30%	100%	100%	97%	88%

Total NPW/GPW	99%	99%	98%	79%	99%	99%	97%	93%

Global Reinsurance 2	Page 13

ACE Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	2Q-04	1Q-04	4Q-03	3Q-03	2Q-03	YTD 2004	YTD 2003	Full Year 2003
Financial Services

Gross premiums written	$15	$208	$289	$107	$118	$223	$650	$1,046
Net premiums written	14	208	276	105	132	222	658	1,039
Net premiums earned	134	179	472	205	215	313	424	1,101
Losses and loss expenses	89	86	428	144	161	175	322	894
Policy acquisition costs	9	11	16	17	17	20	28	61
Administrative expenses	10	24	24	22	20	34	38	84

Underwriting income	26	58	4	22	17	84	36	62

Net investment income	36	53	53	49	49	89	100	202
Other income (expense)	—	(11)	—	(1)	1	(11)	1	—
Interest expense	1	2	1	2	1	3	3	6
Income tax expense	10	13	(1)	11	8	23	17	27

Income excluding net realized gains (losses)	51	85	57	57	58	136	117	231

Net realized gains (losses)	(32)	5	92	29	72	(27)	69	190
Tax benefit (expense) on net realized gains (losses)	(1)	(7)	(11)	(6)	(20)	(8)	(20)	(37)

Net income	$18	$83	$138	$80	$110	$101	$166	$384

Combined ratio
Loss and loss expense ratio	66.1%	48.0%	90.6%	70.2%	74.9%	55.8%	75.9%	81.2%
Policy acquisition cost ratio	7.0%	5.9%	3.2%	8.7%	7.8%	6.4%	6.5%	5.5%
Administrative expense ratio	7.5%	13.7%	5.1%	10.6%	9.5%	11.0%	9.1%	7.7%

Combined ratio	80.6%	67.6%	98.9%	89.5%	92.2%	73.2%	91.5%	94.4%

Large losses and other items
Loss portfolio transfers(1)	$—	$—	$270	$4	$—	$—	$—	$274
Prior period development	$(5)	$(2)	$44	$(2)	$(9)	$(7)	$(1)	$43

% Change versus prior year period
Gross premiums written	-87%	-61%	21%	-78%	-63%	-66%	-19%	-32%
Net premiums written	-89%	-60%	21%	-78%	-58%	-66%	-17%	-31%
Net premiums earned	-38%	-14%	62%	-45%	-6%	-26%	-8%	-2%

Other ratios
Net premiums written/gross premiums written	93%	100%	96%	98%	112%	100%	101%	99%

(1)	Total premiums typically included in gross premiums written, net premiums written, and net premiums earned in the quarter it is written; usually accrued at 100% loss ratio.

Financial Services	Page 14

ACE Limited

Financial Services

Sale of Assured Guaranty

(in millions of U.S. dollars)

(Unaudited)

Sale of Assured Guaranty Ltd.

On April 28, 2004, the Company completed the sale of 65.3 percent of its financial and mortgage guaranty reinsurance and insurance businesses (transferred business) through the initial public offering (IPO) of 49 million common shares of Assured Guaranty Ltd. (Assured Guaranty) at $18.00 per share. Assured Guaranty was incorporated in Bermuda in August 2003 for the sole purpose of becoming a holding company for the transferred business.

Pursuant to the completion of the IPO on April 28, 2004, the Company received proceeds, net of related offering costs, of approximately $835 million. The transaction resulted in a pre-tax loss of $6.7 million, that reduces net realized gains in the consolidated income statement, and an after-tax loss of $18.1 million, which consists of the following:

Loss on sale of financial and mortgage guaranty businesses	$(49.7)
Income tax expense	11.4

After tax reduction in book value	(61.1)

Realization of accumulated other comprehensive income on companies sold	43.0

After tax loss	$(18.1)

A description of each component of the loss is as follows:

•	The loss on the sale of the financial and mortgage guaranty businesses of $49.7 million represents the difference between the carrying value of the Company’s interest in Assured Guaranty sold and net proceeds of the Offering.

•	Income tax expense of $11.4 million principally relates to federal income taxes incurred from the transfer of ACE’s U.S. financial and mortgage guaranty operations to Assured Guaranty and attributed to the Assured Guaranty shares sold by the Company. The income tax expense results from a higher basis in the assets of the transferred subsidiaries for financial reporting purposes compared to the corresponding tax basis. In connection with its sale and pursuant to a tax allocation agreement, Assured Guaranty will make a tax election that will have the effect of increasing the tax basis of tangible and intangible assets to fair value. Future tax benefits that Assured Guaranty derives from this election will be payable to ACE and recognized by ACE when realized by Assured Guaranty.

•	The realization of accumulated other comprehensive income on companies sold of $43.0 million principally relates to the unrealized appreciation of available-for-sale securities included in the carrying value of the interest in Assured Guaranty sold; such gains had no effect on shareholders’ equity.

Financial Services 2	Page 15

ACE Limited

Loss Reserve Rollforward

(in millions of U.S. dollars)

(Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2002	$24,315	$12,997	$11,318	$15,832	$6,798	$9,034	$8,483	$6,199	$2,284

Losses and loss expenses incurred	2,390	1,107	1,283	2,365	1,104	1,261	25	3	22
Losses and loss expenses paid	(2,155)	(984)	(1,171)	(1,910)	(893)	(1,017)	(245)	(91)	(154)
Other (incl. foreign exch. revaluation)	86	16	70	79	16	63	7	—	7

Balance at March 31, 2003	24,636	13,136	11,500	16,366	7,025	9,341	8,270	6,111	2,159

Losses and loss expenses incurred	2,511	1,052	1,459	2,463	1,020	1,443	48	32	16
Losses and loss expenses paid	(2,415)	(1,357)	(1,058)	(1,964)	(1,134)	(830)	(451)	(223)	(228)
Other (incl. foreign exch. revaluation)	208	123	85	208	123	85	—	—	—

Balance at June 30, 2003	24,940	12,954	11,986	17,073	7,034	10,039	7,867	5,920	1,947

Losses and loss expenses incurred	2,552	1,033	1,519	2,472	977	1,495	80	56	24
Losses and loss expenses paid	(1,833)	(863)	(970)	(1,557)	(663)	(894)	(276)	(200)	(76)
Other (incl. foreign exch. revaluation)	(22)	(19)	(3)	(12)	(19)	7	(10)	—	(10)

Balance at September 30, 2003	25,637	13,105	12,532	17,976	7,329	10,647	7,661	5,776	1,885

Losses and loss expenses incurred	2,812	956	1,856	2,779	932	1,847	33	24	9
Losses and loss expenses paid	(1,810)	(1,104)	(706)	(1,433)	(797)	(636)	(377)	(307)	(70)
Other (incl. foreign exch. revaluation) (2)	516	235	281	513	235	278	3	—	3

Balance at December 31, 2003	27,155	13,192	13,963	19,835	7,699	12,136	7,320	5,493	1,827

Losses and loss expenses incurred	2,298	756	1,542	2,256	724	1,532	42	32	10
Losses and loss expenses paid	(1,873)	(781)	(1,092)	(1,652)	(682)	(970)	(221)	(99)	(122)
Other (incl. foreign exch. revaluation)	117	110	7	117	110	7	—		—

Balance at March 31, 2004	27,697	13,277	14,420	20,556	7,851	12,705	7,141	5,426	1,715

Losses and loss expenses incurred	2,451	727	1,724	2,481	761	1,720	(30)	(34)	4
Losses and loss expenses paid	(1,692)	(593)	(1,099)	(1,401)	(479)	(922)	(291)	(114)	(177)
Other (incl. foreign exch. revaluation) (3)	(232)	166	(398)	(232)	166	(398)	—	—	—

Balance at June 30, 2004	$28,224	$13,577	$14,657	$21,404	$8,299	$13,105	$6,820	$5,278	$1,542

(1)	The run-off reserves primarily include Brandywine group, the Commercial Insurance Service - Middle Market Worker’s Comp. reserves and the pre-1997 Westchester Specialty reserves.
(2)	Other includes approximately $220 million of gross losses and $140 million of reinsurance recoverable related to ACE increasing its participation in the Lloyds syndicate to 100%.
(3)	Other includes reductions in reserves related to the sale of Assured Guaranty Ltd.

Loss Reserve Rollforward	Page 16

ACE Limited

Asbestos and Environmental Reserves

(in millions of U.S. dollars)

(Unaudited)

	Asbestos			Asbestos - December 31, 2003*
	Gross	Ceded	Net	Gross 3 year survival ratio	Gross 1 year survival ratio
Balance at December 31, 2003	$2,899	$2,622	$277	10.3x	9.9x
Prior period development	—	—	—
Losses and loss expenses paid	(96)	(48)	(48)
Foreign exchange revaluation	21	11	10

Balance at March 31, 2004	$2,824	$2,585	$239

Prior period development	6	4	2
Losses and loss expenses paid	(138)	(88)	(50)
Foreign exchange revaluation	(7)	2	(9)

Balance at June 30, 2004	$2,685	$2,503	$182

	Environmental & Other Latent Exposures
	Gross	Ceded	Net
Balance at December 31, 2003	$1,148	$898	$250
Prior period development	—	—	—
Losses and loss expenses paid	(47)	(13)	(34)
Foreign exchange revaluation	3	1	2

Balance at March 31, 2004	$1,104	$886	$218

Prior period development	—	—	—
Losses and loss expenses paid	(56)	(18)	(38)
Foreign exchange revaluation	(3)	(1)	(2)

Balance at June 30, 2004	$1,045	$867	$178

*	The survival ratios are adversely affected by the timing of certain previously agreed upon settlements. These payments were anticipated in our 2002 asbestos study.

Loss Reserves - A&E	Page 17

ACE Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

	June 30 2004	March 31 2004	December 31 2003	December 31 2002
Net Reinsurance Recoverable by Division

Reinsurance recoverable on paid losses & loss expenses
Active operations(1)	$716	$761	$835	$951
Brandywine(2)	478	405	419	385
Westchester(3)	28	26	23	27

Total	$1,222	$1,192	$1,277	$1,363

Reinsurance recoverable on unpaid losses & loss expenses
Active operations(1)	$9,397	$8,954	$8,494	$7,839
Brandywine(2)	4,229	4,340	4,729	5,237
Westchester(3)	525	539	541	491

Total	$14,151	$13,833	$13,764	$13,567

Gross reinsurance recoverable
Active operations(1)	$10,113	$9,715	$9,329	$8,790
Brandywine(2)	4,707	4,745	5,148	5,622
Westchester(3)	553	565	564	518

Total	$15,373	$15,025	$15,041	$14,930

Bad debt reserve
Active operations(1)	$(554)	$(510)	$(482)	$(431)
Brandywine(2)	(416)	(424)	(449)	(478)
Westchester(3)	(29)	(29)	(29)	(30)

Total	$(999)	$(963)	$(960)	$(939)

Net reinsurance recoverable
Active operations(1)	$9,559	$9,205	$8,847	$8,359
Brandywine(2)	4,291	4,321	4,699	5,144
Westchester(3)	524	536	535	488

Total	$14,374	$14,062	$14,081	$13,991

(1)	Active operations include the run-off operations of CIS and certain other divisions.
(2)	The Active operations’ obligations with respect to further funding of the run-off of Century Indemnity Company, a Brandywine subsidiary, are limited under the Brandywine Restructuring Order (the “Order”). Under the Order, the Company provided $800 million aggregate excess of loss reinsurance agreement, with respect to the Brandywine Runoff. (Refer to the “Asbestos and Environmental Claims” section of the “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” incorporated into our filed Form 10-K for the year ended December 31, 2003 for additional information about the Order and other Company obligations.) At June 30, 2004, approximately $466 million in losses and recoverable bad debt reserves were ceded by Century to the aggregate excess of loss reinsurance agreement.
(3)	As part of the Westchester acquisition, National Indemnity provided reinsurance protection for all losses occurring prior to 1997. At June 30, 2004, the remaining unimpaired limit in the reinsurance cover was approximately $600 million.

Reinsurance Recoverable	Page 18

ACE Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

	March 31, 2004
	Recoverable	Bad Debt	% of Gross
Reinsurance Recoverable for Active Operations
Categories
Top 10 reinsurers	$4,414	$71	1.6%
Other reinsurers balances >$20 million	2,414	77	3.2%
Other reinsurers balances <$20 million	941	110	11.7%
Mandatory pools and government agencies	696	3	0.4%
Captives	796	1	0.1%
Other(1)	454	248	54.6%

Total	$9,715	$510	5.2%

At March 31, 2004, $7.1 billion of the active operations’ recoverables were from rated reinsurers, of which 86% were rated the equivalent of A- or better by nationally recognized rating agencies. The Company held collateral of $2.1 billion, of which $1.4 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
Berkshire Hathaway Insurance Group	AIOI Insurance	Gerling Group
CIGNA	Allianz Group	Hartford Insurance Group
Electric Insurance Company	American International Group	Independence Blue Cross (Amerihealth)
GE Global Insurance Group	Arch Capital	ING - Internationale Nederlanden Group
Hannover	Aspen Insurance Holdings Ltd	Liberty Mutual Insurance Companies
Lloyd’s of London	AVIVA	Overseas Partners Ltd
Munich Re	AXA	Renaissance Re Holdings Ltd
St. Paul Travelers Companies	Chubb Insurance Group	Royal & Sun Alliance Insurance Group
Swiss Re Group	CNA Insurance Companies	SCOR Group
XL Capital Group	Converium Group	Sompo Japan
	DaimlerChrysler Insurance Company	Toa Reinsurance Company
	Equitas	Trenwick Group
	Everest Re Group	White Mountains Insurance Group
	Fairfax Financial	WR Berkley Corp
	FM Global Group	Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.
(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Rein Rec-Active	Page 19

ACE Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

	March 31, 2004
	Recoverable	Bad Debt	% of Gross
Consolidated Reinsurance Recoverable
Categories
Top 10 reinsurers	$7,885	$94	1.2%
Other reinsurers balances >$20 million	3,146	132	4.2%
Other reinsurers balances <$20 million	1,071	145	13.5%
Mandatory pools and government agencies	718	3	0.4%
Structured settlements	425	2	0.5%
Captives	813	1	0.1%
Other	967	586	60.6%

Total	$15,025	$963	6.4%

At March 31, 2004, $11.2 billion of consolidated recoverables were from rated reinsurers, of which 89% were rated the equivalent of A- or better by nationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
Berkshire Hathaway Insurance Group	AIOI Insurance	Hartford Insurance Group
CIGNA	Allianz Group	Independence Blue Cross (Amerihealth)
Equitas	American International Group	ING - Internationale Nederlanden Group
GE Global Insurance Group	Arch Capital	IRB - Brasil Resseguros S.A.
Hannover	Aspen Insurance Holdings Ltd	Liberty Mutual Insurance Companies
Lloyd’s of London	AVIVA	Millea Holdings
Munich Re	AXA	Mitsui Sumitomo Insurance Company Ltd
St. Paul Travelers Companies	Chubb Insurance Group	Overseas Partners Ltd
Swiss Re Group	CNA Insurance Companies	QBE Insurance
XL Capital Group	Constellation Reinsurance Co	Renaissance Re Holdings Ltd
	Converium Group	Royal & Sun Alliance Insurance Group
	DaimlerChrysler Insurance Company	SCOR Group
	Dominion Ins. Co. Ltd	Sompo Japan
	Electric Insurance Company	Toa Reinsurance Company
	Everest Re Group	Trenwick Group
	Fairfax Financial	White Mountains Insurance Group
	FM Global Group	WR Berkley Corp
	Gerling Group	Zurich Financial Services Group
Great American P&C Insurance Companies

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.
(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Rein Rec-Consolidated	Page 20

ACE Limited

Reinsurance Recoverable Analysis - 4

(in millions of U.S. dollars)

(Unaudited)

	General Collections (1)	Other (2)	Total
Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses
Gross balance at December 31, 2003	$730	$547	$1,277
Bad debt reserve at 12/31/03	45	358	403
% of gross	6.2%	65.4%	31.6%

Net balance at December 31, 2003	$685	$189	$874

Gross balance at March 31, 2004	$639	$553	$1,192
Bad debt reserve at 3/31/04	44	378	422
% of gross	6.9%	68.4%	35.4%

Net balance at March 31, 2004	$595	$175	$770

Gross balance at June 30, 2004	$619	$603	$1,222
Bad debt reserve at 6/30/04	35	405	440
% of gross	5.7%	67.2%	36.8%

Net balance at June 30, 2004	$584	$198	$782

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.
(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

Reinsurance Recoverable 4	Page 21

ACE Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	June 30 2004	March 31 2004	December 31 2003
Market Value
Fixed maturities	$18,348	$19,920	$18,645
Securities on loan	1,515	1,183	684
Short-term investments	4,040	3,290	2,928
Cash	663	614	562

Total	$24,566	$25,007	$22,819

Asset Allocation by Market Value
Treasury	$1,773	$1,491	$1,715
Agency	1,217	1,723	1,512
Corporate	6,809	7,201	6,304
Mortgage-backed securities	4,405	4,536	3,894
Asset-backed securities	832	800	737
Municipal	623	1,498	1,445
Non-US	4,203	3,854	3,723
Cash & cash equivalent	4,704	3,904	3,489

Total	$24,566	$25,007	$22,819

Credit Quality by Market Value
AAA	$12,780	$13,211	$12,315
AA	4,159	4,200	3,389
A	3,901	3,847	3,534
BBB	2,048	2,002	1,783
BB	664	653	709
B	973	1,045	1,029
Other	41	49	60

Total	$24,566	$25,007	$22,819

Cost/Amortized Cost
Fixed maturities	$18,226	$19,129	$18,006
Securities on loan	1,488	1,113	650
Short term investments	4,040	3,290	2,928
Cash	663	614	562

Subtotal	24,417	24,146	22,146
Equity securities	846	414	401
Other investments	1,143	595	602

Total	$26,406	$25,155	$23,149

Avg. duration of fixed maturities, adj. for int. rate swaps	3.6 years	3.4 years	3.4 years
Avg. market yield of fixed maturities	4.6%	3.6%	4.0%
Avg. credit quality	AA	AA	AA

Investments	Page 22

ACE Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Investment portfolio

Top 10 Exposures - Fixed Maturity Investments excluding Assured Guaranty				Including Assured Guaranty (Single Name Credit Default Swaps)
		(Restated)		(As Originally Reported)
June 30, 2004		March 31, 2004		March 31, 2004
HSBC Holdings Plc	$187	HSBC Holdings Plc	$200	General Electric	$257
Citigroup Inc	174	General Electric	195	Citigroup Inc	214
General Electric	167	Citigroup Inc	166	HSBC Holdings Plc	189
General Motors	130	Goldman Sachs Group Inc	123	Morgan Stanley	145
Goldman Sachs Group Inc	124	Morgan Stanley	117	General Motors	129
Bank of America Corp	121	General Motors	114	Verizon Communications	124
Morgan Stanley	114	Bank of America Corp	106	Goldman Sachs Group Inc	120
JP Morgan Chase & Co.	102	Ford Motor Co	89	Bank of America Corp	116
Ford Motor Co	100	Verizon Communications	83	American International Group	115
Verizon Communications	91	Vodafone Group PLC	82	Ford Motor Co	97

Investments 2	Page 23

ACE Limited

Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended June 30, 2004			Six months ended June 30, 2004
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$(7)	$(704)	$(711)	$48	$(529)	$(481)
Interest rate swaps	27	—	27	13	—	13
Equity securities	40	(27)	13	68	(31)	37
Equity and fixed income derivatives	3	—	3	16	—	16
Foreign exchange gains (losses)	(8)	—	(8)	(3)	—	(3)
Other	(4)	26	22	(11)	30	19

Total inv. portfolio gains (losses)	51	(705)	(654)	131	(530)	(399)
Other FAS 133 adjustments	(8)	—	(8)	(31)	—	(31)

Total gains (losses)	43	(705)	(662)	100	(530)	(430)
Income tax (expense) benefit	(10)	171	161	(31)	123	92

Net gains (losses)	$33	$(534)	$(501)	$69	$(407)	$(338)

(1)	Includes impairments of $3M for fixed maturities and $2M for equities. Year to date includes impairments of $4M for fixed maturities and $3M for equities.

	Three months ended June 30, 2003			Six months ended June 30, 2003
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$49	$254	$303	$61	$310	$371
Interest rate swaps	(5)	—	(5)	(14)	—	(14)
Equity securities	(4)	79	75	(54)	113	59
Equity and fixed income derivatives	20	—	20	20	—	20
Foreign exchange gains (losses)	6	—	6	15	—	15
Other	(11)	7	(4)	(11)	5	(6)

Total inv. portfolio gains (losses)	55	340	395	17	428	445
Other FAS 133 adjustments	52	—	52	50	—	50

Total gains (losses)	107	340	447	67	428	495
Income tax (expense) benefit	(22)	(67)	(89)	(14)	(76)	(90)

Net gains (losses)	$85	$273	$358	$53	$352	$405

(2)	The quarter includes impairments of $1M for fixed maturities, $8M for equities and $16M for other. Year to date includes impairments of $19M for fixed maturities, $54M for equities and $16M for other.

Investment Gains (Losses)	Page 24

ACE Limited

Capital Structure

(in millions of U.S. dollars)

(Unaudited)

	June 30 2004	March 31 2004	December 31 2003	December 31 2002
Total short-term debt	$546	$546	$546	$146
Total long-term debt (1)	1,849	1,349	1,349	1,749

Total debt	2,395	1,895	1,895	1,895

Total trust preferreds	487	487	475	475

Mezzanine equity (2)	—	—	—	311

Perpetual preferred (3)	557	557	557	—
Ordinary shareholders’ equity	8,663	8,840	8,278	6,389

Total shareholders’ equity	$9,220	$9,397	$8,835	$6,389

Total capitalization	$12,102	$11,779	$11,205	$9,070
Tangible shareholders’ equity (4)	$6,606	$6,698	$6,124	$3,672

Leverage ratios
Debt/ total capitalization	19.8%	16.1%	16.9%	20.9%
Debt plus trust preferreds/ total capitalization	23.8%	20.2%	21.2%	26.1%
Debt/ tangible equity	36.3%	28.3%	30.9%	51.6%
Debt plus trust preferreds and mezzanine equity/ tangible equity	43.6%	35.6%	38.7%	73.0%
Debt plus total preferred stock/ total capitalization	28.4%	25.0%	26.1%	26.1%

(1)	Long-term debt increased due to the early issuance of $500 million of senior debt which will be used to settle $400 million of short term debt and to redeem $75 million of trust preferred securities in the third quarter of 2004.
(2)	The FELINE PRIDES converted in the second quarter of 2003.
(3)	Preferred shares $575 million, net of issuance costs $18 million.
(4)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 25

ACE Limited

Non-GAAP Financial Measures

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share to diluted book value per ordinary share is provided on page 27. The following non-GAAP measure is a common performance measurement and is defined as income (loss) excluding net realized gains (losses) on investments and the tax benefit (expense) on net realized gains (losses) on investments. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

We exclude net realized gains (losses) on investments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	2Q-04	1Q-04	4Q-03	3Q-03	2Q-03	YTD 2004	YTD 2003	Full Year 2003
Net income, as reported	$413	$447	$444	$355	$371	$860	$618	$1,417
Net realized gains (losses)	43	57	128	57	107	100	67	252
Tax benefit (expense) on net realized gains (losses)	(10)	(21)	(12)	(6)	(22)	(31)	(14)	(32)

Income excluding net realized gains (losses)	$380	$411	$328	$304	$286	$791	$565	$1,197

Reconciliation Non-GAAP	Page 26

ACE Limited

Diluted Book Value per Ordinary Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Ordinary Share to Diluted Book Value per Ordinary Share

	June 30 2004	March 31 2004	December 31 2003
Shareholders’ equity	$9,220	$9,397	$8,835
Net proceeds from assumed conversions of options	331	622	390
Proceeds from issuance of preferred shares	(557)	(557)	(557)

Numerator for diluted book value per share calculation	8,994	9,462	8,668
Less: goodwill	2,614	2,699	2,711

Numerator for diluted tangible book value per share	$6,380	$6,763	$5,957

Ordinary shares outstanding - end of period	283,604,445	282,714,909	279,897,193
Shares issued from assumed conversions of options	11,670,422	18,951,480	14,305,419

Denominator for diluted and diluted tangible book value	295,274,867	301,666,389	294,202,612

Book value per ordinary share	$30.55	$31.27	$29.57
Diluted book value per ordinary share	$30.46	$31.36	$29.46
Diluted tangible book value per ordinary share	$21.61	$22.41	$20.25

Reconciliation Book Value	Page 27

ACE Limited

Comprehensive Income

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statement of Comprehensive Income	2Q-04	1Q-04	4Q-03	3Q-03	2Q-03	YTD 2004	YTD 2003	Full` Year 2003
Net income	$413	$447	$444	$355	$371	$860	$618	$1,417
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	(622)	236	3	(165)	354	(386)	466	304
Reclassification adjustment for net realized gains (losses) included in net income	(83)	(61)	(19)	(24)	(14)	(144)	(38)	(81)
Cumulative translation adjustment	(24)	2	62	(1)	57	(22)	83	144
Minimum pension liability adjustment	1	(2)	8	(3)	(59)	(1)	(59)	(54)
Income tax (expense) benefit related to other comprehensive income items	180	(41)	(2)	48	(63)	139	(79)	(33)

Other comprehensive income (loss)	(548)	134	52	(145)	275	(414)	373	280

Comprehensive income (loss)	$(135)	$581	$496	$210	$646	$446	$991	$1,697

Comprehensive Income	Page 28

ACE Limited

Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities and mezzanine equity dividends divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations. Calculated on a GAAP basis.

Diluted book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options divided by the sum of shares outstanding and the number of options assumed issued.

Diluted tangible book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options less goodwill divided by the sum of shares outstanding and the number of options assumed issued.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P & C: Property and casualty.

Property and casualty combined ratios: Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios excluding life reinsurance business and financial services segment. Calculated on a GAAP basis.

Return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities and mezzanine equity dividends divided by average ordinary shareholders’ equity.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, mezzanine equity, perpetual preferred shares and shareholders’ equity.

YTD: Year to date.

Glossary	Page 29